Exhibit 10.1
SEVENTH AMENDMENT TO AMENDED AND RESTATED
CREDIT AGREEMENT
     THIS SEVENTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”) dated as of October 12, 2011, is by and among Concho Resources Inc., a Delaware corporation (the “Borrower”), the Lenders party hereto (the “Lenders”) and JPMorgan Chase Bank, N.A., as Administrative Agent (in such capacity, the “Administrative Agent”). Unless the context otherwise requires or unless otherwise expressly defined herein, capitalized terms used but not defined in this Amendment have the meanings assigned to such terms in the Credit Agreement (as defined below).
WITNESSETH:
     WHEREAS, the Borrower, the Administrative Agent and the Lenders entered into that certain Amended and Restated Credit Agreement dated as of July 31, 2008 (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”); and
     WHEREAS, the Borrower has requested that the Administrative Agent and the Required Lenders amend the Credit Agreement in certain respects.
     NOW, THEREFORE, for and in consideration of the mutual covenants and agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and confessed, the Borrower, the Administrative Agent and the Required Lenders hereby agree as follows:
SECTION 1. Amendments to Credit Agreement. Subject to the satisfaction or waiver in writing of each condition precedent set forth in Section 3, and in reliance on the representations, warranties, covenants and agreements contained in this Amendment, the Credit Agreement shall be amended in the manner provided in this Section 1.
     1.1 Senior Notes Adjustment. Section 3.05 of the Credit Agreement shall be and it hereby is amended in its entirety to read as follows:
     3.05 Senior Notes Adjustment. Unless otherwise waived in writing by the Required Lenders, upon the incurrence of any Indebtedness under any Senior Notes permitted under Section 7.03(f) at any time and from time to time on and after November 1, 2012, the Borrowing Base and the Conforming Borrowing Base then in effect shall each be reduced by the lesser of (i) $300 for every $1,000 in stated amount of such Indebtedness as of the date such Indebtedness is incurred and (ii) such other amount, if any, determined by the Required Lenders in their sole discretion prior to issuance of such Senior Notes; provided that no such adjustment shall be required with respect to any Permitted Refinancing of any such Senior Notes. For the avoidance of doubt, the stated amount of such Indebtedness that constitutes Permitted Refinancings of existing Senior Notes shall not be included for purposes of determining the reduction in the Borrowing Base and the Conforming Borrowing Base required by this Section 3.05 and only
Seventh Amendment to Amended and Restated Credit Agreement-Page 1

the stated amount in excess of such Permitted Refinancings shall be included in calculating the adjustment required by this Section 3.05.
     1.2 Indebtedness Under Senior Notes. Section 7.03(f) of the Credit Agreement shall be and it hereby is amended in its entirety to read as follows:
     (f) subject to any adjustment to the Borrowing Base and Conforming Borrowing Base required under Section 3.05, unsecured Indebtedness of the Borrower evidenced by unsecured senior notes (other than the Marbob Seller Note) or unsecured senior subordinated notes and Guarantees thereof in an aggregate principal amount not to exceed $2,500,000,000 at any time outstanding (“Senior Notes”) and any Permitted Refinancing of any Indebtedness incurred under this clause (f); provided that (i) at the time of and immediately after giving effect to each issuance of such Senior Notes or any Permitted Refinancing thereof, no Default shall have occurred and be continuing, (ii) the final stated maturity date of such Senior Notes is not earlier than the first anniversary after the Maturity Date (as in effect on the date of issuance of such Senior Notes), (iii) the non-default stated interest rate of such Senior Notes shall be consistent with market terms for issuers of similar size and credit quality at the time of issuance, (iv) no scheduled principal amortization is required under such Senior Notes prior to the stated maturity of such Senior Notes and (v) such Senior Notes are evidenced by an indenture and related documents containing terms and conditions, covenants and events of default that are customary for similar notes and that are, in each case, reasonably satisfactory to the Administrative Agent; and
SECTION 2. Reaffirmation of Borrowing Base. This Amendment shall constitute a notice of reaffirmation of the Borrowing Base pursuant to Section 3.04 of the Credit Agreement and the Administrative Agent hereby notifies the Borrower that, as of the date of this Amendment, the Borrowing Base shall continue to be $2,500,000,000 until the earlier of (a) next Redetermination of the Borrowing Base pursuant to Article III of the Credit Agreement and (b) the date the Borrowing Base is otherwise adjusted pursuant to the terms of the Credit Agreement. The Borrower and the Required Lenders agree that the reaffirmation of the Borrowing Base provided for in this Section 2 shall be considered and deemed to be the October 1, 2011 Scheduled Redetermination.
SECTION 3. Conditions. The amendments to the Credit Agreement set forth in Section 1 of this Amendment and the reaffirmation of the Borrowing Base set forth in Section 2 of this Amendment shall be effective upon the satisfaction of each of the conditions set forth in this Section 3.
     3.1 Execution and Delivery. Each Loan Party and the Required Lenders shall have executed and delivered this Amendment and any other documents requested by the Administrative Agent prior to the date hereof, all in form and substance satisfactory to the Administrative Agent.
     3.2 No Default. No Default shall have occurred and be continuing.
Seventh Amendment to Amended and Restated Credit Agreement - Page 2

     3.3 Other Documents. The Administrative Agent shall have received such other instruments and documents incidental and appropriate to the transaction provided for herein as the Administrative Agent or its special counsel may reasonably request prior to the date hereof, and all such documents shall be in form and substance satisfactory to the Administrative Agent.
SECTION 4. Representations and Warranties of the Borrower. To induce the Required Lenders to enter into this Amendment, the Borrower hereby represents and warrants to the Required Lenders as follows:
     4.1 Reaffirmation of Representations and Warranties/Further Assurances. After giving effect to the amendments contained herein, each representation and warranty of the Borrower or any Guarantor contained in the Credit Agreement or in any other Loan Document is true and correct in all material respects on the date of this Amendment (except to the extent such representations and warranties relate solely to an earlier date).
     4.2 Corporate Authority; No Conflicts. The execution, delivery and performance by the Borrower and each Guarantor (to the extent a party hereto or thereto) of this Amendment and all documents, instruments and agreements contemplated herein are within the Borrower’s or such Guarantor’s corporate or other organizational powers, have been duly authorized by necessary action, require no approval, consent or action by or in respect of, or filing with, any court or agency of government.
     4.3 Enforceability. This Amendment constitutes the valid and binding obligation of the Borrower enforceable in accordance with its terms, except as (i) the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditor’s rights generally, and (ii) the availability of equitable remedies may be limited by equitable principles of general application.
     4.4 No Default. As of the date of this Amendment, no Default has occurred and is continuing.
SECTION 5. Miscellaneous.
     5.1 Reaffirmation of Loan Documents and Liens. Any and all of the terms and provisions of the Credit Agreement and the Loan Documents shall, except as amended and modified hereby, remain in full force and effect. The Borrower hereby agrees that the amendments and modifications herein contained shall not impair its liabilities, duties and obligations under the Credit Agreement and the other Loan Documents to which it is a party or the Liens granted by it securing the payment and performance thereof. The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of any Lender, the L/C Issuer or the Administrative Agent under any of the Loan Documents, nor, except as expressly provided herein, constitute a waiver or amendment of any provision of any of the Loan Documents. Upon and after the execution of this Amendment by each of the parties hereto, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to “the Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement
Seventh Amendment to Amended and Restated Credit Agreement - Page 3

as modified hereby. This Amendment is a Loan Document, and all provisions in the Credit Agreement pertaining to Loan Documents apply hereto.
     5.2 Parties in Interest. All of the terms and provisions of this Amendment shall bind and inure to the benefit of the parties hereto and their respective successors and assigns.
     5.3 Legal Expenses. The Borrower hereby agrees to pay all reasonable fees and expenses of special counsel to the Administrative Agent incurred by the Administrative Agent in connection with the preparation, negotiation and execution of this Amendment and all related documents.
     5.4 Counterparts. This Amendment may be executed in one or more counterparts and by different parties hereto in separate counterparts each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document. However, this Amendment shall bind no party until the Borrower, the Required Lenders, and the Administrative Agent have executed a counterpart. Delivery of photocopies of the signature pages to this Amendment by facsimile or electronic mail shall be effective as delivery of manually executed counterparts of this Amendment.
     5.5 Complete Agreement. THIS AMENDMENT, THE CREDIT AGREEMENT, AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.
     5.6 Headings. The headings, captions and arrangements used in this Amendment are, unless specified otherwise, for convenience only and shall not be deemed to limit, amplify or modify the terms of this Amendment, nor affect the meaning thereof.
     5.7 Governing Law. This Amendment shall be governed by, and construed in accordance with, the law of the State of Texas.
[Signature pages follow]
Seventh Amendment to Amended and Restated Credit Agreement - Page 4

     IN WITNESS WHEREOF, the parties hereto have caused this Seventh Amendment to Amended and Restated Credit Agreement to be duly executed as of the date first above written.

BORROWER: CONCHO RESOURCES INC., a Delaware corporation
By:	/s/ Darin G. Holderness
	Name:	Darin G. Holderness
	Title:	Senior Vice President, Chief Financial Officer and Treasurer

Seventh Amendment to Amended and Restated Credit Agreement
Signature Page

JPMORGAN CHASE BANK, N.A., as Administrative Agent
By:	/s/ Mark E. Olson
Mark E. Olson
Authorized Officer

JPMORGAN CHASE BANK, N.A., as a Lender, L/C Issuer and Swing Line Lender
By:	/s/ Mark E. Olson
Mark E. Olson
Authorized Officer

Seventh Amendment to Amended and Restated Credit Agreement
Signature Page

BANK OF AMERICA, N.A., as Syndication Agent and a Lender
By:	/s/ Jeffrey H. Rathkamp
	Name:	Jeffrey H. Rathkamp
	Title:	Managing Director

Seventh Amendment to Amended and Restated Credit Agreement
Signature Page

BNP PARIBAS, as a Co-Documentation Agent and a Lender
By:	/s/ Michaela Braun
	Name:	Michaela Braun
	Title:	Director

By:	/s/ Matthew Turner
	Name:	Matthew Turner
	Title:	Vice President

Seventh Amendment to Amended and Restated Credit Agreement
Signature Page

CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK, f/k/a CALYON (NEW YORK BRANCH), as a Co-Documentation Agent and a Lender
By:	/s/ Tom Byargeon
	Name:	Tom Byargeon
	Title:	Managing Director

By:	/s/ Sharada Manne
	Name:	Sharada Manne
	Title:	Director

Seventh Amendment to Amended and Restated Credit Agreement
Signature Page

ING CAPITAL LLC, as a Co-Documentation Agent and a Lender
By:	/s/ Charles Hall
	Name:	Charles Hall
	Title:	Managing Director

Seventh Amendment to Amended and Restated Credit Agreement
Signature Page

SCOTIABANC INC., as a Lender
By:	/s/ J. F. Todd
	Name:	J. F. Todd
	Title:	Managing Director

Seventh Amendment to Amended and Restated Credit Agreement
Signature Page

UNION BANK, N.A., as a Lender
By:	/s/ Alison White
	Name:	Alison White
	Title:	Vice President

Seventh Amendment to Amended and Restated Credit Agreement
Signature Page

BANK OF SCOTLAND plc, as a Lender
By:	/s/ Julia R. Franklin
	Name:	Julia R. Franklin
	Title:	Assistant Vice President

Seventh Amendment to Amended and Restated Credit Agreement
Signature Page

COMPASS BANK, as a Lender
By:	/s/ Kathleen J. Bowen
	Name:	Kathleen J. Bowen
	Title:	Senior Vice President

Seventh Amendment to Amended and Restated Credit Agreement
Signature Page

KEY BANK NATIONAL ASSOCIATION, as a Lender
By:	/s/ David Morris
	Name:	David Morris
	Title:	Vice President

Seventh Amendment to Amended and Restated Credit Agreement
Signature Page

U.S. BANK NATIONAL ASSOCIATION, as a Lender
By:	/s/ Bruce E. Hernandez
	Name:	Bruce E. Hernandez
	Title:	Vice President

Seventh Amendment to Amended and Restated Credit Agreement
Signature Page

WELLS FARGO BANK, N.A., as a Co-Documentation Agent and a Lender
By:	/s/ Thomas E. Stelmar, Jr.
	Name:	Thomas E. Stelmar, Jr.
	Title:	Vice President

Seventh Amendment to Amended and Restated Credit Agreement
Signature Page

SUMITOMO MITSUI BANKING CORPORATION, as a Lender
By:	/s/ Masakazu Hasegawa
	Name:	Masakazu Hasegawa
	Title:	Managing Director

Seventh Amendment to Amended and Restated Credit Agreement
Signature Page

NATIXIS (formerly Natexis Banques Populaires), as a Lender
By:	/s/ Donovan Broussard
	Name:	Donovan Broussard
	Title:	Managing Director

By:	/s/ Louis P. Laville III
	Name:	Louis P. Laville III
	Title:	Managing Director

Seventh Amendment to Amended and Restated Credit Agreement
Signature Page

SUNTRUST BANK, as a Lender
By:	/s/ Gregory C. Magnuson
	Name:	Gregory C. Magnuson
	Title:	Vice President

Seventh Amendment to Amended and Restated Credit Agreement
Signature Page

COMERICA BANK, successor by merger with STERLING BANK, a Texas banking association as a Lender
By:	/s/ John S. Lesikar
	Name:	John S. Lesikar
	Title:	Assistant Vice President

Seventh Amendment to Amended and Restated Credit Agreement
Signature Page

BOKF, NA dba BANK OF TEXAS, as a Lender
By:	/s/ Matt Chase
	Name:	Matt Chase
	Title:	Vice President

Seventh Amendment to Amended and Restated Credit Agreement
Signature Page

CITIBANK, N.A. (formerly Citibank Texas, N.A.), as a Lender
By:	/s/ John F. Miller
	Name:	John F. Miller
	Title:	Attorney-in-Fact

Seventh Amendment to Amended and Restated Credit Agreement
Signature Page

DEUTSCHE BANK TRUST COMPANY AMERICAS, as a Lender
By:	/s/ Michael Getz
	Name:	Michael Getz
	Title:	Vice President

By:	/s/ Erin Morrissey
	Name:	Erin Morrissey
	Title:	Director

Seventh Amendment to Amended and Restated Credit Agreement
Signature Page

THE FROST NATIONAL BANK, as a Lender
By:	/s/ Gene Gray
	Name:	Gene Gray
	Title:	Executive Vice President

Seventh Amendment to Amended and Restated Credit Agreement
Signature Page

BANK OF MONTREAL, as a Lender
By:	/s/ Joseph Bliss
	Name:	Joseph Bliss
	Title:	Managing Director

Seventh Amendment to Amended and Restated Credit Agreement
Signature Page

BARCLAYS BANK PLC, as a Lender
By:	/s/ Vanessa A. Kurbatskiy
	Name:	Vanessa A. Kurbatskiy
	Title:	Vice President

Seventh Amendment to Amended and Restated Credit Agreement
Signature Page

THE ROYAL BANK OF SCOTLAND plc, as a Lender
By:	/s/ Sanjay Remond
	Name:	Sanjay Remond
	Title:	Authorized Signatory

Seventh Amendment to Amended and Restated Credit Agreement
Signature Page

UBS LOAN FINANCE LLC, as a Lender
By:	/s/ Mary E. Evans
	Name:	Mary E. Evans
	Title:	Associate Director

By:	/s/ Irja R. Otsa
	Name:	Irja R. Otsa
	Title:	Associate Director

Seventh Amendment to Amended and Restated Credit Agreement
Signature Page

CAPITAL ONE, NATIONAL ASSOCIATION, as a Lender
By:	/s/ Matthew Molero
	Name:	Matthew Molero
	Title:	Vice President

Seventh Amendment to Amended and Restated Credit Agreement
Signature Page

CIBC, INC.,
as a Lender

By:	/s/ Trudy W. Nelson
	Name:	Trudy W. Nelson
	Title:	Authorized Signatory

By:	/s/ Richard Antl
	Name:	Richard Antl
	Title:	Authorized Signatory

Seventh Amendment to Amended and Restated Credit Agreement
Signature Page

COMERICA BANK, as a Lender
By:	/s/ John S. Lesikar
	Name:	John S. Lesikar
	Title:	Assistant Vice President

Seventh Amendment to Amended and Restated Credit Agreement
Signature Page

GOLDMAN SACHS BANK USA, as a Lender
By:	/s/ Rick Canonico
	Name:	Rick Canonico
	Title:	Authorized Signatory

Seventh Amendment to Amended and Restated Credit Agreement
Signature Page

REGIONS BANK, as a Lender
By:	/s/ Kelly L. Elmore III
	Name:	Kelly L. Elmore III
	Title:	Senior Vice President

Seventh Amendment to Amended and Restated Credit Agreement
Signature Page

ROYAL BANK OF CANADA, as a Lender
By:	/s/ Don J. McKinnerney
	Name:	Don J. McKinnerney
	Title:	Authorized Signatory

Seventh Amendment to Amended and Restated Credit Agreement
Signature Page

SOCIETE GENERALE, as a Lender
By:	/s/ Scott Mackey
	Name:	Scott Mackey
	Title:	Director

Seventh Amendment to Amended and Restated Credit Agreement
Signature Page

AMEGY BANK, N.A., as a Lender
By:	/s/ David T. Helffrich III
	Name:	David T. Helffrich III
	Title:	Vice President

Seventh Amendment to Amended and Restated Credit Agreement
Signature Page

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as a Lender
By:	/s/ Mikhail Faybusovich
	Name:	Mikhail Faybusovich
	Title:	Director

By:	/s/ Vipul Dhadda
	Name:	Vipul Dhadda
	Title:	Associate

Seventh Amendment to Amended and Restated Credit Agreement
Signature Page

CONSENT AND REAFFIRMATION
     The undersigned (each a “Guarantor”) hereby (i) acknowledges receipt of a copy of the foregoing Seventh Amendment to Amended and Restated Credit Agreement (the “Seventh Amendment”); (ii) consents to the Borrower’s execution and delivery thereof; (iii) agrees to be bound thereby; (iv) affirms that nothing contained therein shall modify in any respect whatsoever its guaranty of the obligations of the Borrower to Lenders pursuant to the terms of its Guaranty in favor of Agent and the Lenders (the “Guaranty”) or the Liens granted by it securing payment and performance thereunder and (v) reaffirms that the Guaranty and such Liens are and shall continue to remain in full force and effect. Although each Guarantor has been informed of the matters set forth herein and has acknowledged and agreed to same, each Guarantor understands that the Lenders have no obligation to inform any Guarantor of such matters in the future or to seek any Guarantor’s acknowledgment or agreement to future amendments or waivers for its Guaranty to remain in full force and effect, and nothing herein shall create such duty or obligation.
     IN WITNESS WHEREOF, the undersigned has executed this Consent and Reaffirmation on and as of the date of this Seventh Amendment.

GUARANTORS: COG OPERATING LLC, a Delaware limited liability company
By:	/s/ Darin G. Holderness
	Name:	Darin G. Holderness
	Title:	Senior Vice President, Chief Financial Officer and Treasurer

COG REALTY LLC, a Texas limited liability company
By:	/s/ Darin G. Holderness
	Name:	Darin G. Holderness
	Title:	Senior Vice President, Chief Financial Officer and Treasurer

Seventh Amendment to Amended and Restated Credit Agreement
Consent and Reaffirmation

QUAIL RANCH LLC, a Texas limited liability company
By:	/s/ Darin G. Holderness
	Name:	Darin G. Holderness
	Title:	Senior Vice President, Chief Financial Officer and Treasurer

COG HOLDINGS LLC, a Texas limited liability company
By:	/s/ Darin G. Holderness
	Name:	Darin G. Holderness
	Title:	Senior Vice President — Chief Financial Officer and Treasurer

CONCHO OIL & GAS LLC, a Texas limited liability company
By:	/s/ Darin G. Holderness
	Name:	Darin G. Holderness
	Title:	Senior Vice President — Chief Financial Officer and Treasurer

Seventh Amendment to Amended and Restated Credit Agreement
Consent and Reaffirmation